UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 21, 2015

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
Comenity Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01, 333-166240-02, 333-188583, 333-188583-01, 333-189182, 333-189182-01, 333-189182-02	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants' I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement
On August 21, 2015, World Financial Network Credit Card Master Note Trust, as issuer (the "Issuer"), and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.), as indenture trustee (the "Indenture Trustee"), entered into the Series 2015-B Indenture Supplement (the "Series 2015-B Indenture Supplement"), a copy of which is filed with this Form 8-K as Exhibit 4.1.
Item 8.01.                          Other Events.
Issuance of Series 2015-B Notes
On August 21, 2015, the Issuer issued $475,000,000 of Series 2015-B Class A Asset Backed Notes (the "Series 2015-B Offered Notes"), $26,562,000 of Series 2015-B Class M Asset Backed Notes (the "Series 2015-B Class M Notes"), $26,562,000 of Series 2015-B Class B Asset Backed Notes (the "Series 2015-B Class B Notes"), $71,877,000 of Series 2015-B  Class C Asset Backed Notes (the "Series 2015-B Class C Notes"), and $25,001,000 of Series 2015-B Class D Asset Backed Notes (the "Series 2015-B Class D Notes" and, together with the Series 2015-B Class M Notes, the Series 2015-B Class B Notes and the Series 2015-B Class C Notes, the "Series 2015-B Retained Notes," and, together with the Series 2015-B Offered Notes, the "Series 2015-B Notes") described in a Prospectus Supplement dated August 14, 2015 to a Prospectus dated August 13, 2015.
Use of Proceeds – Series 2015-B Notes

The public offering of the Series 2015-B Offered Notes was made under the registration statement on Form S-3 (File Nos. 333-189182, 333-189182-01 and 333-189182-02) filed with the Securities and Exchange Commission on June 7, 2013 (as amended by pre-effective amendment no. 1 on July 5, 2013 and declared effective on July 15, 2013) (collectively, the "Registration Statement").
The public offering of the Series 2015-B Offered Notes terminated on August 14, 2015 upon the sale of all of the Series 2015-B Offered Notes.  The depositor retained all of the Series 2015-B Retained Notes.  No underwriting discount was paid to the underwriters with respect to the Series 2015-B Retained Notes.  The underwriters of the Series 2015-B Offered Notes were RBC Capital Markets, LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, BNP Paribas Securities Corp.,  CIBC World Markets Corp., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc.  The price to the public of the Series 2015-B Offered Notes was $474,923,430 (or 99.98388%).
During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2015-B Offered Notes with respect to underwriting commissions and discounts was $1,662,500.  After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Issuer before expenses for the Series 2015-B Offered Notes are $473,260,930.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $450,000 and net proceeds of the Issuer, after deduction of expenses, are reasonably estimated to be $472,810,930 total proceeds.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.
The net proceeds to WFN Credit Company, LLC, after deducting the underwriting commissions and discounts, and expenses above, were used to reduce the amount outstanding with respect to existing series of notes that are variable interests.

Item 9.01.                          Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description

Exhibit 4.1	Series 2015-B Indenture Supplement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:          /s/  Michael Blackham
Name:  Michael Blackham
Title:  Treasurer

Dated: August 25, 2015

EXHIBIT INDEX

Exhibit No.	Document Description

4.1	Series 2015-B Indenture Supplement